SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 5, 2004
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                                  E-Z-EM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  1-11479                                 11-1999504
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          (Commission File Number)             (IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York, NY                          11042
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   (Address of Principal Executive Offices)                           (Zip Code)

                                 (516) 333-8230
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

            On March 5, 2004, AngioDynamics, Inc., E-Z-EM, Inc.'s wholly-owned subsidiary, announced the filing of a registration statement with the Securities and Exchange Commission for an initial public offering of its common stock. A copy of the press release issued by AngioDynamics is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2004                  E-Z-EM, INC.
                                       (Registrant)


                                       By: /s/ Anthony A. Lombardo
                                           ---------------------------------
                                           Anthony A. Lombardo
                                           President and Chief Executive Officer


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EXHIBIT INDEX
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Number             Description
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Exhibit 99.1       AngioDynamics, Inc. press release.


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